Chapman and Cutler LLP
111 West Monroe Street
Chicago, Illinois 60603

February 12, 2021

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re: Guggenheim Defined Portfolios, Series 2113 (the “Fund”)

Ladies and Gentlemen:

Enclosed please find a copy of the Registration Statement on Form S-6 for the registration under the Securities Act of 1933 of units representing the ownership of interests in the subject Fund. This Registration Statement is filed on February 12, 2021, on behalf of Guggenheim Funds Distributors, LLC (the “Sponsor”).

Inasmuch as the Fund is not yet operative, no filings have been required under any of the acts administered by the Securities and Exchange Commission (the “Commission”). Therefore, for purposes of Securities Act Release No. 5196 there are no delinquencies to be reported or other references to be made to filings under the 1934 Act.

No notification of registration or Registration Statement under the Investment Company Act of 1940 is currently being submitted to the Commission, as the filings under the 1940 Act (File No. 811-03763) are intended to apply not only to that series of the Fund, but to all “subsequent series” as well.

The Fund is expected to be comprised of the following unit investment trust: Consumer Innovation Portfolio, Series 1 (the “Trust”). The Trust will invest in a portfolio of common stocks.  We ask that the Commission review the Trust as a result of the staff of the Commission’s request that the first series of a strategy be reviewed.

We are advised that the Sponsor proposes to deposit securities and to activate the subject Fund on as soon as practicable after the effective date of the Registration Statement.

In the event that you may have any questions with regard hereto or if there is any way which we can be of assistance, please do not hesitate to telephone Eric F. Fess collect at (312) 845-3781 or Morrison C. Warren at (312) 845-3484.

Very truly yours,

/s/ Chapman and Cutler LLP

Chapman and Cutler LLP